UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2015

OCATA THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50295	87-0656515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Locke Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (508) 756-1212

______________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2015 annual meeting of stockholders of Ocata Therapeutics, Inc. (the “Company”), which was held on July 22, 2015 (the “2015 Annual Meeting”), the Company’s stockholders approved the First Amendment to the Company’s 2014 Stock Option and Incentive Plan (the “Plan Amendment”) to, among other things, increase the number of shares of common stock available for issuance thereunder by 3,750,000 shares. The Plan Amendment previously had been approved, subject to stockholder approval, by the Company’s Board of Directors. The Company’s executive officers and directors are eligible to receive awards under the 2014 Stock Option Plan, including stock options and restricted stock units, in accordance with the terms and conditions of the 2014 Stock Option Plan.

For a description of the terms and conditions of the Plan Amendment, see “Proposal 2 – Approval of the Amendment to Option Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 11, 2015 (the “Proxy Statement”), which description is incorporated herein by reference. That detailed summary of the Plan Amendment and the foregoing description of the Plan Amendment are qualified in their entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 hereto (incorporated by reference to Appendix A to the Proxy Statement) and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting, the Company’s stockholders approved the three proposals listed below. The proposals are described in detail in the Company’s Proxy Statement. A total of 30,254,577 shares of common stock, representing 82.98% of the shares outstanding and eligible, to vote were represented, in person or by proxy, at the 2015 Annual Meeting, constituting a quorum. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting as set forth in the Proxy Statement are as follows:

Proposal 1. To elect the following persons named as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified:

DIRECTORS:	FOR	WITHHELD
Paul Wotton	8,718,707	1,730,934
Alan C. Shapiro	7,330,191	3,119,450
Robert Langer	9,364,284	1,085,357
Zohar Loshitzer	8,421,274	2,028,367
Gregory D. Perry	9,079,398	1,370,243
Michael T. Heffernan	9,063,380	1,386,261

Proposal 2.  To approve the First Amendment to the Ocata Therapeutics, Inc. 2014 Stock Option and Incentive Plan to, among other things, increase the number of shares of common stock available for issuance thereunder by 3,750,000 shares:

FOR	AGAINST	ABSTAIN
5,235,041	5,167,135	47,462

Proposal 3.  To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015:

FOR	AGAINST	ABSTAIN
29,052,359	807,743	394,475

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	First Amendment to the Ocata Therapeutics, Inc. 2014 Stock Option Plan (previously filed as Appendix A to the Company’s definitive proxy statement on Schedule 14A (File No. 001-36855), filed on June 11, 2015 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ocata Therapeutics, Inc.

Date: July 24, 2015	By:	/s/ Edward Myles
Edward Myles Chief Financial Officer and Chief Operating Officer